UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	January 1, 2013
ALBANY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)
Delaware	1-10026	14-0462060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
216 Airport Drive, Rochester, NH		03867
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (518) 445-2200
None
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of
Certain Officers; Compensatory Arrangement of Certain Officers

Item 9.01 Exhibits

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of
Certain Officers; Compensatory Arrangement of Certain Officers

Albany International Corp. (the “Company”) has entered into Severance Agreements (collectively the “Severance Agreements”) with various corporate officers or key executives including named executive officers, but excluding its principal executive officer (each a “Counterparty”). The Severance Agreements become effective January 1, 2013 and are intended to replace similar severance agreements entered into in July, 2009 which, by their terms, expired December 31, 2012. The new Severance Agreements have been revised and updated to conform to current best practices. The material terms of the Severance Agreements provide that in the event a Counterparty’s employment is terminated by the Company at any time before December 31, 2015 for any reason other than Cause (as defined in the Severance Agreement), or if the Counterparty’s employment is terminated by the Company without Cause or by the Counterparty for Good Cause within 12 months following a Change in Control occurring before January 1, 2016 (as those terms are defined in the Severance Agreement), the Counterparty shall be entitled to receive his or her gross monthly base salary in effect at the time of termination, less applicable withholdings and deductions, for the period of months specified in the Severance Agreement (the “Severance Period”). In addition, if elected, the Company will pay the required premium to continue healthcare coverage under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”). The Severance Period differs among Counterparty, and ranges from 12 months to 18 months. For named executive officers John B. Cozzolino, Daniel A. Halftermeyer, and Ralph M. Polumbo the Severance Period is 18 months. In order to receive the severance benefits, the Counterparty is obligated to execute a release in favor of the Company at the time of termination. The Counterparty is also bound to a restrictive covenant during the Severance Period. A copy of the form of Severance Agreement is attached and being filed as an exhibit to this current report on Form 8-K. The summary of its provisions is not complete and reference is made to the exhibit for its complete terms.

Item 9.01 Financial Statements and Exhibits Exhibit 10(o)(xvii) Form of Severance Agreement (filed herewith)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

By: /s/ John B. Cozzolino

Name: John B. Cozzolino

Title: Chief Financial Officer and Treasurer

(Principal Financial Officer)

Date: January 3, 2013

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